                       NOTICE TO ALL POTENTIAL INVESTORS

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION
PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL
PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

This Term Sheet is furnished to prospective investors solely for the purposes of evaluation the securities described herein. The information contained herein may not be reproduced or used in whole or in part for any other purposes.
Information contained in this material is current as of the date appearing on this material only.

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. No underwriter makes any representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied
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positions in, and buy and sell, the securities mentioned therein or derivatives
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This material is furnished to you by one of the underwriters, Citigroup Global
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Lehman Brothers Inc., Nomura Securities International, Inc. or Wachovia Capital
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listed above is acting as agent for the issuer or its affiliates in connection
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preparation of these materials.

         MORTGAGE   LOAN
 LOAN      LOAN     GROUP
NUMBER    SELLER   NUMBER          LOAN / PROPERTY NAME              0CPR SUPPORTED CLASS               PROPERTY ADDRESS

  15       CGM        1    Chico Mall                                        A1                1950 East 20th Street
  50       CGM        1    Fountainhead Park I & II                          A1                4511 and 4545 Horizon Hill Boulevard
  186      CGM        1    Burlington Self Storage of W. Palm Beach          A1                411 & 422 7th Street
   3       CGM        1    Maine Mall                                 A1, A-2FX, A-2FL         364 Maine Mall Road
  98       CGM        1    Springhill Suites - Northfolk, VA            A-2FX, A-2FL           6350 Newtown Road
  29       GACC       1    Tenby Chase                                  A-2FX, A-2FL           193 Tenby Chase Drive
  78       CGM        1    Perry's Ocean Edge Resort                    A-2FX, A-2FL           2209 South Atlantic Avenue
  16       GACC       1    Fountains at Waterford                       A-2FX, A-2FL           12101 Fountainbrook Boulevard
  20       GACC       1    Goodwin Square                               A-2FX, A-2FL           225 Asylum Street
  73       CGM        1    Westar/Polaris II                                A-3                550 Polaris Parkway
  91       CGM        1    7100 Old Landover                                A-3                7100 Old Landover Road
   6       PMCF       1    Florence Mall                                    A-3                2028 Florence Mall

    LOAN                                      ZIP
   NUMBER            CITY          STATE     CODE          COUNTY             PROPERTY TYPE          DETAILED PROPERTY TYPE

     15       Chico                  CA      95928   Butte               Retail                  Regional Mall
     50       San Antonio            TX      78229   Bexar               Office                  Suburban
     186      West Palm Beach        FL      33401   Palm Beach          Self Storage            Self Storage
      3       Portland               ME      04106   Cumberland          Retail                  Regional Mall
     98       Norfolk                VA      23502   Norfolk City        Hospitality             Limited Service
     29       Delran                 NJ      8075    Burlington          Multifamily             Conventional
     78       Daytona Beach          FL      32118   Volusia             Hospitality             Full Service
     16       Orlando                FL      32825   Orange              Multifamily             Conventional
     20       Hartford               CT      6108    Hartford            Office                  CBD
     73       Westerville            OH      43082   Delaware            Office                  Suburban
     91       Landover               MD      20785   Prince George's     Industrial              Warehouse
      6       Florence               KY      41042   Boone               Retail                  Regional Mall

                            % OF
                          AGGREGATE   % OF        % OF                                                         CROSS COLLATERALIZED
                           INITIAL    INITIAL    INITIAL     CUT-OFF DATE                         CROSS        MORTGAGE LOAN GROUP
           CUT-OFF DATE    MORTGAGE    LOAN       LOAN        PRINCIPAL                       COLLATERALIZED  AGGREGATE CUT-OFF DATE
 LOAN       PRINCIPAL        POOL     GROUP 1    GROUP 2     BALANCE PER     LOAN BALANCE AT    (MORTGAGE       PRINCIPAL BALANCE
NUMBER       BALANCE       BALANCE    BALANCE    BALANCE   SF/UNIT/ROOM/PAD   MATURITY / ARD   LOAN GROUP)          (NOTE 4)

  15       42,000,000.00     1.1%       1.2%                          107.90    39,770,681.78       No            42,000,000.00
  50       18,677,870.96     0.5%       0.5%                          109.15    17,536,807.02       No            18,677,870.96
  186       5,040,000.00     0.1%       0.1%                           79.38     4,835,911.82       No             5,040,000.00
   3      150,000,000.00     3.9%       4.3%                          275.44   138,800,478.93       No           150,000,000.00
  98       10,702,734.47     0.3%       0.3%                       81,700.26     9,106,994.56       No            10,702,734.47
  29       28,500,000.00     0.7%       0.8%                       87,155.96    27,726,358.85       No            28,500,000.00
  78       12,974,196.32     0.3%       0.4%                       60,065.72    12,099,052.18       No            12,974,196.32
  16       39,500,000.00     1.0%       1.1%                       98,750.00    39,500,000.00       No            39,500,000.00
  20       33,000,000.00     0.9%       0.9%                           99.73    33,000,000.00       No            33,000,000.00
  73       13,160,000.00     0.3%       0.4%                           94.07    12,440,002.46       No            13,160,000.00
  91       11,339,318.35     0.3%       0.3%                           45.14    10,150,920.99       No            11,339,318.35
   6      101,766,252.38     2.6%       2.9%                          341.41    90,200,312.25       No           101,766,252.38

                         RELATED MORTGAGE
                            LOAN GROUP
                            AGGREGATE
                           CUT-OFF DATE
           RELATED          PRINCIPAL                                                                 CUT-OFF DATE   MATURITY DATE /
 LOAN     (MORTGAGE          BALANCE                                                      APPRAISAL     LTV RATIO     ARD LTV RATIO
NUMBER   LOAN GROUP)         (NOTE 4)          BORROWER'S INTEREST    APPRAISED VALUE       DATE        (NOTE 2)         (NOTE 3)

  15       Yes (R1)        293,766,252.38           Fee Simple             80,200,000     02/02/05       52.37%           49.59%
  50       Yes (R6)         53,977,870.96           Fee Simple             28,050,000     10/14/04       66.59%           62.52%
  186         No             5,040,000.00           Fee Simple              6,300,000     03/30/05       80.00%           76.76%
   3       Yes (R1)        293,766,252.38           Fee Simple            338,000,000     06/02/05       44.38%           41.07%
  98       Yes (R9)         43,758,465.49           Fee Simple             16,200,000     06/01/05       66.07%           56.22%
  29          No            28,500,000.00           Fee Simple             38,200,000     07/08/05       74.61%           72.58%
  78          No            12,974,196.32           Fee Simple             19,900,000     08/01/05       65.20%           60.80%
  16          No            39,500,000.00           Fee Simple             49,500,000     07/20/05       79.80%           79.80%
  20          No            33,000,000.00           Fee Simple             41,500,000     08/01/05       79.52%           79.52%
  73          No            13,160,000.00           Fee Simple             19,550,000     03/24/05       67.31%           63.63%
  91      Yes (R15)         20,504,250.39           Fee Simple             17,200,000     04/15/05       65.93%           59.02%
   6       Yes (R1)        293,766,252.38           Fee Simple            156,300,000     08/24/05       65.11%           57.71%

                             MORTGAGE                        NET                      INTEREST
 LOAN                          RATE     ADMINISTRATIVE    MORTGAGE                    ACCRUAL                          NOTE DATE
NUMBER   ORIGINAL BALANCE    (NOTE 5)      FEE RATE         RATE       RATE TYPE      METHOD         LOAN TYPE         (NOTE 5)

  15          42,000,000      4.7360%       0.0300%        4.7060%       Fixed      Actual/360        Balloon          02/11/05
  50          18,900,000      5.4150%       0.0500%        5.3650%       Fixed      Actual/360          ARD            12/06/04
 186           5,040,000      5.4500%       0.0300%        5.4200%       Fixed      Actual/360   Partial IO/Balloon    05/02/05
  3          150,000,000      4.8355%       0.0300%        4.8055%       Fixed      Actual/360        Balloon          06/09/05
  98          10,800,000      5.3100%       0.0300%        5.2800%       Fixed      Actual/360        Balloon          07/11/05
  29          28,500,000      5.5050%       0.0300%        5.4750%       Fixed      Actual/360   Partial IO/Balloon    08/31/05
  78          13,000,000      5.6300%       0.0500%        5.5800%       Fixed      Actual/360        Balloon          09/07/05
  16          39,500,000      5.4400%       0.0300%        5.4100%       Fixed      Actual/360     Interest Only       09/22/05
  20          33,000,000      5.4250%       0.0300%        5.3950%       Fixed      Actual/360     Interest Only       09/08/05
  73          13,160,000      5.5400%       0.0900%        5.4500%       Fixed      Actual/360     Partial IO/ARD      05/26/05
  91          11,400,000      5.2700%       0.0300%        5.2400%       Fixed      Actual/360        Balloon          06/08/05
  6          102,000,000      4.9530%       0.0200%        4.9330%       Fixed      Actual/360        Balloon          09/08/05

             FIRST           GRACE                              SCHEDULED                              ORIGINAL TERM   INTEREST ONLY
 LOAN       PAYMENT          PERIOD       0CPR SUPPORTED      MATURITY DATE/        MONTHLY DEBT       TO MATURITY /       PERIOD
NUMBER       DATE          (NOTE 12)          CLASS                ARD            SERVICE PAYMENT       ARD (MONTHS)      (MONTHS)

  15       12/11/05            2                A1               02/11/09              221,202.23            39
  50       01/11/05            0                A1               12/11/09              106,306.35            60
 186       06/11/05            0                A1               05/11/10               28,458.66            60              24
  3        12/11/05            2         A1, A-2FX, A-2FL        06/11/10              794,860.56            55
  98       08/11/05            0           A-2FX, A-2FL          07/11/10               73,137.65            60
  29       10/01/05            5           A-2FX, A-2FL          09/01/10              161,909.28            60              35
  78       10/11/05            0           A-2FX, A-2FL          09/11/10               74,876.38            60
  16       11/01/05            5           A-2FX, A-2FL          10/01/10              181,553.70            60              60
  20       11/01/05            5           A-2FX, A-2FL          10/01/10              151,259.55            60              60
  73       07/11/05            0               A-3               06/11/12               75,051.64            84              36
  91       07/11/05            0               A-3               06/11/12               63,092.51            84
  6        10/10/05            0               A-3               09/10/12              544,631.92            84

                                                REMAINING          STATED
            STATED ORIGINAL                      TERM TO          REMAINING                                               LOCKOUT
 LOAN        AMORTIZATION      SEASONING       MATURITY /       AMORTIZATION                                               PERIOD
NUMBER       TERM (MONTHS)      (MONTHS)      ARD (MONTHS)      TERM (MONTHS)              PREPAYMENT PROVISIONS          END DATE

  15              351              0               39                351        LO(24)/Defeasance(8)/Free(7)              12/10/07
  50              360              11              49                349        LO(35)/Defeasance(23)/Free(2)             12/10/07
 186              360              6               54                360        LO(30)/Defeasance(27)/Free(3)             12/10/07
  3               355              0               55                355        LO(24)/Defeasance(24)/Free(7)             12/10/07
  98              240              4               56                236        LO(28)/Defeasance(29)/Free(3)             12/10/07
  29              360              2               58                360        LO(12)/Grtr1%UPBorYM(44)/Free(4)          09/30/06
  78              360              2               58                358        LO(26)/Defeasance(31)/Free(3)             12/10/07
  16         Interest Only         1               59           Interest Only   LO(25)/Defeasance(31)/Free(4)             11/30/07
  20         Interest Only         1               59           Interest Only   LO(25)/Defeasance(31)/Free(4)             11/30/07
  73              360              5               79                360        LO(29)/Defeasance(52)/Free(3)             12/10/07
  91              360              5               79                355        LO(29)/Defeasance(52)/Free(3)             12/10/07
  6               360              2               82                358        LO(27)/Defeasance(50)/Free(7)             01/09/08

                                           YIELD            YIELD
                                        MAINTENANCE      MAINTENANCE
 LOAN      DEFEASEANCE    DEFEASEANCE     PERIOD            PERIOD          PREPAYMENT            PREPAYMENT       YIELD MAINTENANCE
NUMBER     START DATE      END DATE     START DATE         END DATE     PENALTY START DATE     PENALTY END DATE   CALCULATION METHOD

  15        12/11/07       08/10/08         NAP              NAP                NAP                  NAP                  NAP
  50        12/11/07       11/10/09         NAP              NAP                NAP                  NAP                  NAP
 186        12/11/07       03/10/10         NAP              NAP                NAP                  NAP                  NAP
  3         12/11/07       12/10/09         NAP              NAP                NAP                  NAP                  NAP
  98        12/11/07       05/10/10         NAP              NAP                NAP                  NAP                  NAP
  29           NAP            NAP        10/01/06          05/31/10             NAP                  NAP             Present Value
  78        12/11/07       07/10/10         NAP              NAP                NAP                  NAP                  NAP
  16        12/01/07       06/30/10         NAP              NAP                NAP                  NAP                  NAP
  20        12/01/07       06/30/10         NAP              NAP                NAP                  NAP                  NAP
  73        12/11/07       04/10/12         NAP              NAP                NAP                  NAP                  NAP
  91        12/11/07       04/10/12         NAP              NAP                NAP                  NAP                  NAP
  6         01/10/08       03/09/12         NAP              NAP                NAP                  NAP                  NAP

                                 YIELD MAINTENANCE
                  YIELD            INTEREST RATE           YIELD
               MAINTENANCE     CONVERTED TO MONTHLY     MAINTENANCE
 LOAN           INTEREST           MORTGAGE RATE        DISCOUNTING                         PROPERTY                         YEAR
NUMBER            RATE                                    HORIZON         PROPERTY SIZE    SIZE TYPE      YEAR BUILT       RENOVATED

  15               NAP                  NAP                 NAP                   389,260      SF            1988            1993
  50               NAP                  NAP                 NAP                   171,124      SF        1999 & 2000          NAP
 186               NAP                  NAP                 NAP                    63,492      SF            2000             NAP
  3                NAP                  NAP                 NAP                   544,578      SF            1971            1994
  98               NAP                  NAP                 NAP                       131    Rooms           2004             NAP
  29          Treasury Flat             Yes               Maturity                    327    Units           1969            2001
  78               NAP                  NAP                 NAP                       216    Rooms        1937-1984        2004-2005
  16               NAP                  NAP                 NAP                       400    Units           2000            2003
  20               NAP                  NAP                 NAP                   330,901      SF            1989             NAP
  73               NAP                  NAP                 NAP                   139,900      SF            2004             NAP
  91               NAP                  NAP                 NAP                   251,227      SF        1964 & 1973         1999
  6                NAP                  NAP                 NAP                   298,078      SF            1976            1996

                                                                                     LARGEST        LARGEST
                                                                                      MAJOR          MAJOR        LARGEST MAJOR
 LOAN       OCCUPANCY        OCCUPANCY                                                TENANT        TENANT        TENANT LEASE
NUMBER     PERCENTAGE       AS OF DATE              LARGEST MAJOR TENANT               NRSF          NRSF%        MATURITY DATE

  15           85%           01/10/05     Sears                                          85,450       22%           08/02/08
  50           88%           06/01/05     ILEX Oncology, Inc.                            85,561       50%           10/31/08
 186           94%           03/31/05     NAP                                               NAP       NAP              NAP
  3            93%           05/31/05     Best Buy                                       45,793       8%            01/31/14
  98           75%           05/31/05     NAP                                               NAP       NAP              NAP
  29           93%           07/14/05     NAP                                               NAP       NAP              NAP
  78           76%           07/31/05     NAP                                               NAP       NAP              NAP
  16           96%           08/08/05     NAP                                               NAP       NAP              NAP
  20           87%           09/06/05     Pepe & Hazard                                  52,390       16%           12/31/15
  73          100%           05/25/05     American Family Insurance Company              78,466       56%           04/30/09
  91           91%           06/01/05     American Tire Distributors                    104,600       42%           09/30/11
  6            87%           09/07/05     GAP/GAPKIDS                                    10,379       3%            01/31/10

                                                                SECOND           SECOND
                                                               LARGEST          LARGEST        SECOND LARGEST
                                                                MAJOR            MAJOR          MAJOR TENANT
     LOAN                                                       TENANT           TENANT        LEASE MATURITY
    NUMBER             SECOND LARGEST MAJOR TENANT               NRSF            NRSF%              DATE

      15       Gottschalks                                           81,500       21%             12/31/17
      50       American Intercontinental U                           65,025       38%             06/30/19
     186       NAP                                                      NAP       NAP                NAP
      3        Sports Authority                                      43,326        8%             06/30/07
      98       NAP                                                      NAP       NAP                NAP
      29       NAP                                                      NAP       NAP                NAP
      78       NAP                                                      NAP       NAP                NAP
      16       NAP                                                      NAP       NAP                NAP
      20       Halloran & Sage, LLP                                  49,425       15%             10/31/16
      73       Exel, Inc.                                            28,255       20%             12/31/09
      91       GSA (Dept. of Education)                              91,525       36%             11/30/13
      6        Abercrombie & Fitch                                    8,341        3%             01/31/11

                                                       THIRD           THIRD                                           SECOND MOST
                                                      LARGEST         LARGEST      THIRD LARGEST       SECOND MOST     RECENT YEAR
                                                       MAJOR           MAJOR        MAJOR TENANT       RECENT YEAR      STATEMENT
 LOAN                                                  TENANT         TENANT       LEASE MATURITY       STATEMENT       NUMBER OF
NUMBER              THIRD LARGEST MAJOR TENANT          NRSF           NRSF%            DATE              TYPE            MONTHS

  15       Copeland Sports                                 15,000       4%            08/31/08          Full Year           12
  50       NAP                                                NAP       NAP             NAP            Trailing-12          12
 186       NAP                                                NAP       NAP             NAP             Full Year           12
  3        Filene's Home Store                             40,873       8%            10/31/06          Full Year           12
  98       NAP                                                NAP       NAP             NAP                UAV             UAV
  29       NAP                                                NAP       NAP             NAP             Full Year           12
  78       NAP                                                NAP       NAP             NAP             Full Year           12
  16       NAP                                                NAP       NAP             NAP             Full Year           12
  20       The Hartford SRS                                41,216       12%           04/30/10          Full Year           12
  73       Global Home Products, LLC                       10,936       8%            07/31/09             UAV             UAV
  91       Reddy Ice                                       32,000       13%           12/31/13          Full Year           12
  6        Lerner New York                                  8,003       3%            05/31/12          Full Year           12

                                                                                                                  MOST
                                                                                                  MOST          CURRENT
           SECOND MOST                                            SECOND         SECOND         CURRENT          YEAR
           RECENT YEAR       SECOND MOST      SECOND MOST          MOST        MOST RECENT        YEAR         STATEMENT
 LOAN       STATEMENT        RECENT YEAR      RECENT YEAR         RECENT          YEAR         STATEMENT       NUMBER OF
NUMBER     ENDING DATE        REVENUES          EXPENSES         YEAR NOI       NOI DSCR          TYPE          MONTHS

  15        12/31/04             7,222,781          2,312,726      4,910,055      1.85        Trailing-12         12
  50        08/31/04             2,364,406            352,215      2,012,191      1.58         Annualized          5
 186        12/31/04               844,407            383,761        460,646      1.35        Trailing-12         12
  3         12/31/04            24,210,571          6,420,481     17,790,090      1.87        Trailing-12         12
  98           UAV                     UAV                UAV            UAV       UAV        Trailing-12         12
  29        12/31/04             3,906,541          2,084,305      1,822,236      0.94        Trailing-12         12
  78        01/31/05             3,535,000          2,795,000        740,000      0.82        Trailing-12         12
  16        12/31/04             4,182,552          1,626,504      2,556,048      1.17        Trailing-12         12
  20        12/31/04             7,914,638          4,650,753      3,263,885      1.80        Trailing-12         12
  73           UAV                     UAV                UAV            UAV       UAV         Annualized          4
  91        12/31/03               567,149            253,120        314,029      0.41         Full Year          12
  6         12/31/03            12,957,061          4,237,448      8,719,613      1.33         Full Year          12

                    MOST
                  CURRENT
                    YEAR           MOST           MOST                       MOST
                 STATEMENT       CURRENT        CURRENT         MOST        CURRENT
     LOAN          ENDING          YEAR           YEAR        CURRENT      YEAR NOI                       U/W
    NUMBER          DATE         REVENUES       EXPENSES      YEAR NOI       DSCR      U/W REVENUES    EXPENSES       U/W NOI

      15          04/30/05         7,471,376      2,408,605    5,062,771     1.91         7,432,462       2,480,438   4,952,025
      50          04/30/05         2,898,866        312,139    2,586,727     2.03         3,902,692       1,867,373   2,035,319
     186          02/28/05           875,970        389,054      486,916     1.43           881,662         418,203     463,459
      3           03/31/05        24,795,842      6,414,091   18,381,751     1.93        24,987,185       7,145,202  17,841,984
      98          05/31/05         3,550,888      1,999,298    1,551,590     1.77         3,550,958       2,249,199   1,301,759
      29          06/30/05         3,977,125      2,103,170    1,873,955     0.96         4,215,660       1,973,572   2,242,088
      78          06/30/05         3,849,341      2,791,347    1,057,993     1.18         5,454,306       3,843,442   1,610,864
      16          08/31/05         4,501,892      1,624,753    2,877,139     1.32         4,568,954       1,663,897   2,905,057
      20          06/30/05         7,367,555      4,707,472    2,660,083     1.47         7,748,463       4,865,590   2,882,873
      73          04/30/05         1,534,513        586,196      948,317     1.05         2,198,200         683,550   1,514,650
      91          12/31/04         1,583,489        314,835    1,268,654     1.68         1,600,842         357,314   1,243,528
      6           12/31/04        14,165,416      4,412,363    9,753,053     1.49        15,333,703       4,898,326  10,435,377

                                                                            RECOMMENDED                              ESCROWED
                               U/W NCF         TAXES        INSURANCE         ANNUAL            U/W ANNUAL         REPLACEMENT
     LOAN                        DSCR        CURRENTLY      CURRENTLY       REPLACEMENT         REPLACEMENT          RESERVES
    NUMBER       U/W NCF       (NOTE 1)       ESCROWED      ESCROWED         RESERVES            RESERVES        INITIAL DEPOSIT

      15         4,762,563      1.79            No            No                89,658              64,360                  0
      50         1,783,944      1.40           Yes            Yes               14,639              34,225                  0
     186           457,110      1.34           Yes            Yes                4,152               6,349                  0
      3         17,391,992      1.82            No            No                86,386             107,081                  0
      98         1,159,720      1.32           Yes            No                23,993             142,038                  0
      29         2,242,088      1.15           Yes            Yes               69,819                   0            620,000
      78         1,392,476      1.55           Yes            Yes               25,071             218,388                  0
      16         2,825,057      1.30           Yes            Yes               35,500              80,000                  0
      20         2,563,278      1.41           Yes            Yes                8,667              49,625                  0
      73         1,283,795      1.43           Yes            Yes                4,444              27,980                  0
      91         1,167,135      1.54           Yes            Yes                6,778              25,123                  0
      6         10,018,875      1.53            No            No                69,492              78,395                  0

                                                   RECOMMENDED                               ESCROWED                   ESCROWED
                                                     ANNUAL               U/W ANNUAL        REPLACEMENT               REPLACEMENT
                                                   REPLACEMENT           REPLACEMENT         RESERVES               RESERVES CURRENT
 LOAN        ESCROWED REPLACEMENT RESERVES          RESERVES               RESERVES       INITIAL DEPOSIT            ANNUAL DEPOSIT
NUMBER          CURRENT ANNUAL DEPOSIT          PSF/UNIT/ROOM/PAD     PSF/UNIT/ROOM/PAD  PSF/UNIT/ROOM/PAD         PSF/UNIT/ROOM/PAD

  15                                       0            0.23                 0.17                  0.00                      0.00
  50                                  34,225            0.09                 0.20                  0.00                      0.20
  186                                  6,349            0.07                 0.10                  0.00                      0.10
   3                                       0            0.16                 0.20                  0.00                      0.00
  98          $142,035 for the first 12 mos;          183.15             1,084.26                  0.00                  1,084.24
             4% of Gross Revenues thereafter
  29                                       0          213.51                 0.00              1,896.02                      0.00
  78                    4% of Gross Revenues          116.07             1,011.06                  0.00      4% of Gross Revenues
  16     80,004 (1-36); 100,008 (thereafter)           88.75               200.00                  0.00                    200.01
  20                                  49,632            0.03                 0.15                  0.00                      0.15
  73                                  27,980            0.03                 0.20                  0.00                      0.20
  91                               25,123.00            0.03                 0.10                  0.00                      0.10
   6                                       0            0.23                 0.26                  0.00                      0.00

                                                                                                                          ESCROWED
                            ESCROWED                                                                                       TI/LC
                U/W          TI/LC                                                                    ESCROWED            RESERVES
              ANNUAL        RESERVES                                              U/W ANNUAL            TI/LC             CURRENT
    LOAN       TI/LC        INITIAL           ESCROWED TI/LC RESERVES                TI/LC         RESERVES INITIAL        ANNUAL
   NUMBER    RESERVES       DEPOSIT            CURRENT ANNUAL DEPOSIT            RESERVES PSF        DEPOSIT PSF        DEPOSIT PSF

     15      125,102               0                                    0               0.32               0.00                0.00
     50      217,150       2,200,750                              239,574               1.27              12.86                1.40
     186         NAP             NAP                                  NAP                NAP                NAP                 NAP
      3      342,911               0                                    0               0.63               0.00                0.00
     98          NAP             NAP                                  NAP                NAP                NAP                 NAP
     29          NAP             NAP                                  NAP                NAP                NAP                 NAP
     78          NAP             NAP                                  NAP                NAP                NAP                 NAP
     16          NAP             NAP                                  NAP                NAP                NAP                 NAP
     20      269,970               0                              250,008               0.82               0.00                0.76
     73      202,875       1,050,000        305,000.04 (07/11/05-06/11/06);             1.45               7.51                2.18
                                            275,000.04 (07/11/06-06/11/08)
     91       51,271          50,000              25,000 (7/11/05-6/11/06),             0.20               0.20                0.10
                                                  50,000 (7/11/06-6/11/08)
      6      338,107              0                                    0               1.13               0.00                0.00

                             FOOTNOTES TO ANNEX A-1

(1)  With respect to loan numbers 13, 40, 52, 81, 82, 89, 113, 155, 168, 169,
     177, 188 and 189, the U/W NCF DSCRs were adjusted to take into account: (a)
     the reamortized debt service payments that would be in effect if the principal balance of the subject underlying mortgage loan is reduced by a related cash holdback; and/or (b) various assumptions regarding the financial performance of the related mortgaged real property that are consistent with the release of the subject cash holdback. With respect to loan numbers 13, 40, 52, 81, 82, 89, 113, 155, 168, 169, 177, 188 and 189,
     the U/W NCF DSCRs calculated based upon their unadjusted debt service payments are 1.08x, 1.17x, 1.14x, 1.02x, 1.07x, 1.18x, 1.02x, 1.23x, 1.40x,
     1.14x, 1.32x, 1.18x and 1.21x, respectively.

(2)  With respect to loan numbers 13, 40, 82, 155, 168, 177, 188 and 189, the
     Cut-off Date LTV ratio has been calculated based upon the relevant principal balance of the subject underlying mortgage loan, as reduced by the amount of a related cash holdback. With respect to loan numbers 13, 40,
     82, 155, 168, 177, 188 and 189, the Cut-off Date LTV ratios calculated based upon the unadjusted relevant principal balances of the subject underlying mortgage loans are 78.91%, 77.78%, 79.74%, 66.80%, 75.00%,
     87.62%, 63.23% and 65.50%, respectively.

(3)  With respect to loan numbers 13, 40, 82, 155, 168, 177, 188 and 189, the
     Maturity Date / ARD LTV ratio has been calculated based upon the relevant principal balance of the subject underlying mortgage loan, as reduced by the amount of a related cash holdback. With respect to loan numbers 13, 40,
     82, 155, 168, 177, 188 and 189, the Cut-off Date LTV ratios calculated based upon the unadjusted relevant principal balances of the subject underlying mortgage loans are 74.39%, 75.66%, 71.10%, 59.52%, 65.56%,
     77.64%, 54.82% and 56.73%, respectively.

(4)  For each Crossed Group, reflects the aggregate cut-off date principal balance of the entire subject Crossed Group. In all other cases, reflects related cut-off date principal balance of subject underlying mortgage loan.

(5)  With respect to loan numbers 10, 18, 31, 41, 44, 116, 130, 167, 185 and
     207, these ten mortgage loans have not closed as of the date of this prospectus supplement, and therefore certain mortgage loan characteristics included in this prospectus supplement for those mortgage loans, including the interest rates thereof, have been estimated. As a result, certain statistical information in this prospectus supplement may change if those mortgage loans may change prior to the Issue Date due to changes in the composition of the mortgage pool prior to that date.

(6)  Cut-off Date Principal Balance, Loan Balance at Maturity / ARD and Original
     Balance represent only the One Court Square - Citibank Pooled Portion. The principal balance of the One Court Square - Citibank Mortgage Loan is
     $315,000,000 which consists of the $290,000,000 pooled portion and the
     $25,000,000 non-pooled portion. Cut-off Date Principal Balance per
     SF/Unit/Room/Pad, Cut-off Date LTV Ratio, Maturity Date / ARD LTV Ratio,
     Monthly Debt Service Payment and U/W NCF DSCR are calculated on the One
     Court Square - Citibank Pooled Portion only.

(7)  For purposes of calculating the Cut-off Date LTV Ratio, Maturity Date / ARD
     LTV Ratio, Cut-off Date Principal Balance per SF/Unit/Room/Pad and U/W NCF
     DSCR, the loan amounts used for the mortgage loan known as Loews Universal
     Hotel Portfolio (loan number 12) are the aggregate balance of (a) such mortgage loan and (b) the other portions in the split loan structure that are pari passu in right of payment with such mortgage loan. The Loews
     Universal Hotel Portfolio loan has a subordinate companion loan which was excluded from the trust. Including the related subordinate companion loan the Cut-off Date LTV Ratio, Maturity Date / ARD LTV Ratio, Cut-off Date
     Principal Balance per SF/Unit/Room/Pad and U/W NCF DSCR are 59.45%, 59.45%,
     $187,500 and 3.15x, respectively.

(8)  With respect to loan number 7, the individual appraised values total
     $117,760,000. The appraiser gave additional value to the portfolio as a whole due to efficiencies associated with proeprty management and also lowered the capitalization rate giving a roll-up portfolio value of
     $129,920,000

(9)  With respect to loan number 19, the borrower, NNN Sanctuary at Highland
     Oaks, DST, is a Delaware statutory trust.

(10) Cut-off Date LTV Ratio, Maturity Date / ARD LTV Ratio, Monthly Debt Service
     Payment and U/W NCF DSCR are calculated on the One Court Square - Citibank
     Mortgage Loan balance, including both the One Court Square - Citibank
     Pooled Portion and the One Court Square - Citibank Non-Pooled Portion. The
     U/W NCF DSCR for the combined One Court Square - Citibank Loan pooled portion and non-pooled portion is 2.07x; and the combined Cut-off Date LTV
     Ratio and Maturity Date / ARD LTV Ratio for the entire One Court Square -
     Citibank Loan Pair both will be 67.02%.

(11) With respect to loan number 5, the Property Size and Occupancy Percentage were calculated without regard to the square footage of the Innova Parking
     Garage Property.

(12) With respect to loan numbers 3, 14 and 15, the respective grace periods only apply to the first and second occurrence of a payment made after the due date.